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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 13, 2004



                            VIDEO DISPLAY CORPORATION
             (Exact name of registrant as specified in its charter)


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            Georgia                     0-13394                    58-1217564
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    (State or other jurisdiction      (Commission                (IRS Employer
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          Of incorporation            File Number)               Identification)
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                 1868 Tucker Industrial Drive., Tucker, GA 30084
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 938-2080


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ITEM 5.02(b). DEPARTURE OF DIRECTOR
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     The following exhibit is furnished pursuant to Item 5.02(b):

     Exhibit 99: Press Release of Video Display Corporation dated
                 September 13, 2004

     On September 13, 2004, Video Display Corporation issued a press release announcing the resignation of Carleton Sawyer as a member of its Board of Directors. A copy of the release is furnished with this report as an exhibit pursuant to Item 5 of this Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     VIDEO DISPLAY CORPORATION
                                                            (Registrant)



Date:  September 13, 2004                            By: /s/ Ronald D. Ordway
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                                                         Ronald D. Ordway
                                                         Chief Executive Officer



                                  EXHIBIT INDEX
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Exhibit 99  Press Release of Video Display Corporation dated September 13, 2004